                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 2, 1999

      AMERICAN EXPRESS                    AMERICAN EXPRESS RECEIVABLES
       CENTURION BANK                       FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


     Utah                  11-2869526           333-67567             Delaware              13-3854638           333-67567
(State or Other         (I.R.S. Employer       (Commission        (State or Other        (I.R.S. Employer        (Commission
Jurisdiction of          Identification        File Number)       Jurisdiction of         Identification         File Number
Incorporation or             Number)                              Incorporation or            Number
Organization                                                       Organization)
                     6985 UnionPark Center                                             World Financial Center
                      Midvale, Utah 84047                                                 200 Vesey Street
                        (801) 565-5000                                                 New York, New York 10285
                                                                                           (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)


                             N/A                                                                     N/A
(Former Name or Former Address, if Changed Since Last Report)         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 2, 1999, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $412,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1999-5 and $40,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1999-5, each of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

       Exhibit 99.01 Series Term Sheet, dated August 2, 1999, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the American Express Credit Account Master Trust, Series 1999-5.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         American Express Centurion Bank,
                                         on behalf of the American Express
                                         Credit Account Master Trust



                                         By:       /s/ Maureen Ryan
                                              ------------------------------
                                            Name:   Maureen Ryan
                                            Title:  Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         American Express Receivables Financing
                                           Corporation II
                                         on behalf of the American Express
                                         Credit Account Master Trust



                                         By:       /s/ Leslie R. Scharfstein
                                              ------------------------------
                                            Name:   Leslie R. Scharfstein
                                            Title:  President

                                  EXHIBIT INDEX


Exhibit                Description
-------                -----------

Exhibit 99.01 Series Term Sheet, dated August 2, 1999 with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the American Express Credit Account Master Trust, Series 1999-5.